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                                                                   EXHIBIT 10.24




                             FOURTH AMENDMENT TO THE
                     CLUBCORP EMPLOYEE STOCK OWNERSHIP PLAN

        This Amendment is made by ClubCorp, Inc., a Delaware corporation, formerly ClubCorp International, Inc. ("ClubCorp").


                                   WITNESSETH:

        WHEREAS, ClubCorp previously maintained the ClubCorp Stock Investment Plan (the "Prior Plan");

        WHEREAS, ClubCorp amended and restated the Prior Plan, effective January 1, 1999, as the ClubCorp Employee Stock Ownership Plan ("CCESOP");

        WHEREAS, ClubCorp has subsequently amended the CCESOP with the most recent amendment effective December 29, 1999;

        WHEREAS, ClubCorp now desires to amend the CCESOP to amend the valuation procedures under the CCESOP to permit the Plan Administrator to select an independent appraiser to value the ClubCorp stock held by the CCESOP; and

        WHEREAS, the CCESOP may be amended by ClubCorp pursuant to the provisions of Article 15 of the CCESOP, and ClubCorp desires to amend the CCESOP.

        NOW, THEREFORE, the CCESOP is amended as follows:

        1. Existing Sections 6.01(2) and 6.01(3) of the CCESOP are deleted in their entirety and the following is substituted in their place effective as of October 1, 2000:

             "6.01(2) Notwithstanding anything to the contrary contained herein, Company Stock shall be valued by an independent appraiser selected and retained by the Plan Administrator; provided, however, that in the event Company Stock becomes publicly traded, the foregoing sentence shall not apply.

             6.01(3) The Trustee's (or, in the case of Company Stock, the appraiser's) determination of the Current Value of the assets in the Trust Fund and the Plan Administrator's charges or credits to the individual Accounts with respect to Participants, Beneficiaries, or Alternate Payees, as provided in Section 6.02, shall be final and conclusive on all persons ever interested hereunder."





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        IN WITNESS WHEREOF, ClubCorp, Inc., acting by and through its duly authorized officer, has executed this Fourth Amendment on this 15th day of December, 2000.


                                            CLUBCORP, INC.



                                            By: /s/ Kim Besse
                                                -----------------------------

                                            Title: Senior Vice President
                                                   --------------------------






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